Monaker Group, Inc. 8-K

Exhibit 99.1

Longroot Thailand, Which is Indirectly Controlled by Monaker Group, Signs Engagement with Magnolia,

Sets Terms for $500-$700 Million ICO Portal Crypto Offering

WESTON, FL – January 11, 2021 – Monaker Group, Inc. (NASDAQ: MKGI) (‘Monaker’ or the ‘Company’), a technology solutions company, today announced that Longroot Holding (Thailand) Company Limited, a Thailand company (‘Longroot’), which Monaker indirectly controls, which operates an initial coin offering (ICO) portal in Thailand, has signed a formal Engagement Letter with MAGNOLIA QUALITY DEVELOPMENT CORPORATION (‘MQDC’) (‘MAGNOLIA’), to represent MQDC as its financial advisor for a proposed ICO offering targeted between US$500 - $700 million.

As MQDC’s financial advisor, Longroot plans to manage MQDC’s initial coin offering for the Forestias, Thailand’s largest property development project, through its ICO portal using cryptocurrency. The ICO is also planned to extend to other jurisdictions through syndication with duly licensed firms in each jurisdiction. Longroot will receive a management and placement fee on the proceeds raised. Longroot’s fees will be due immediately upon closing of the offering, which is expected to occur during the second quarter of 2021.

Founded in 1994, MQDC, a business unit of DTGO Corporation Limited (DTGO), is a renowned Thailand-based real estate developer with a portfolio of developments that extend from condominiums to mixed-use and ‘theme’ properties. MQDC residential and mixed-use developments are built by its award-winning team with innovative, sustainable, and safe. The company is currently developing the Forestias, valued at approximately Thai ฿125 Billion (approximately US$4.12 billion).

Longroot’s financial services are regulated by the Securities and Exchange Commission of Thailand to create digital assets for corporate clients. These unique cryptocurrencies are expected to allow consumers to invest in unique revenue streams and potentially wholesale travel, real estate homes and hotels, gaming assets and digital advertising – all complementary to Monaker’s portfolio and growth strategy.

A director and officer of DTGO controls a significant ownership in HotPlay Enterprise Limited (which is party to a pending share exchange agreement with Monaker as previously disclosed) (“HotPlay”), and various other related-party transactions exist between DTGO and HotPlay.

Additional information regarding Monaker’s interest in Longroot is available in Monaker’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 7, 2021, which is available at www.sec.gov.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company with plans to build a next-generation company through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group is a party to a definitive agreement (subject to closing conditions, including shareholder approval for the transaction) to acquire HotPlay Enterprise Limited, an innovative in-game advertising and AdTech company. Following the completion of the proposed HotPlay acquisition, Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit www.monakergroup.com and follow on Twitter and Linkedin @MonakerGroup.

About MQDC

Magnolia Quality Development Corporation Limited is a business unit of DTGO Corporation Limited (DTGO) that develops, invests in, and manages villa, condominium, and mixed-use projects. MQDC develops residential and mixed-use projects under the Magnolias and Whizdom brands. MQDC offers an industry-leading 30-year warranty on all its projects in line with its exceptional construction standards. Under its mission to improve the quality of living for all, MQDC invests in research and development to create products and innovations for consumers as well as ecosystems that support environment-friendly living and add value to surrounding communities. MQDC is determined to operate with concern for all life on Earth, advancing this agenda through sustainable development for the wider benefit of society. For more information, visit www.mqdc.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets; the closing of the offering disclosed above, and the ultimate terms thereof, including consideration payable to Longroot in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot; the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with our pending share exchange agreement with HotPlay Enterprise Limited, including our ability to close such transaction and dilution caused by such closing, as well as dilution caused by the conversion of our outstanding Series B Preferred Stock and Series C Preferred Stock; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Source: Monaker Group

Company Contacts:

Monaker Group, Inc.

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

rmarshall@monakergroup.com

MAGNOLIA

Athid Nanthawaroon

DTGO Senior Vice President

Athid_na@dtgo.com